Exhibit 10.1

FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

This FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT, dated as of September 30, 2025 (this “Amendment”), is by and among VEECO INSTRUMENTS INC., a Delaware corporation (“Borrower”), the Guarantors party hereto, HSBC BANK USA, NATIONAL ASSOCIATION, as administrative agent and collateral agent for the Lenders referred to below (in such capacities, “Agent”), and the financial institutions from time to time party to the Loan Agreement (as defined below) (collectively, the “Lenders”).

 WHEREAS, Borrower, the Guarantors, the Lenders and Agent have previously entered into that certain Loan and Security Agreement, dated as of December 16, 2021, as amended by that certain First Amendment to Loan and Security Agreement, dated as of May 19, 2023, as further amended by that certain Second Amendment to Loan and Security Agreement, dated as of March 22, 2024, as further amended by that certain Third Amendment to Loan and Security Agreement, dated as of August 2, 2024, and as further amended by that certain Fourth Amendment to Loan and Security Agreement, dated as of June 16, 2025 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Loan Agreement”, and as amended by this Amendment and as the same may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), pursuant to which the Lenders have made certain loans and financial accommodations available to Borrower;

WHEREAS, the Loan Parties have requested that Agent and the Required Lenders amend certain terms and provisions of the Loan Agreement, and Agent and the Required Lenders are willing to amend such terms and provisions of the Loan Agreement on the terms and conditions set forth herein in accordance with Section 15.2 of the Existing Loan Agreement;

WHEREAS, pursuant to Section 15.2 of the Existing Loan Agreement, the consent of Agent and the Required Lenders is required for the effectiveness of the amendments to the Existing Loan Agreement set forth in this Amendment, and Agent and the Required Lenders have agreed to consent to such amendments to the Existing Loan Agreement; and

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto hereby agree as follows:

Section 1.               Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Loan Agreement has the meaning assigned to such term in the Loan Agreement. The rules of construction and other interpretive provisions specified in Sections 1.1, 1.3 and 1.4 of the Loan Agreement shall apply to this Amendment, including terms defined in the preamble and recitals hereto.

Section 2.               Amendments to the Existing Loan Agreement. Subject to the satisfaction in full of the conditions precedent set forth in Section 3 hereof, effective as of the Fifth Amendment Effective Date (as defined below):

(a)            Clause (b) of the definition of “Change of Control” in Section 1.2 of the Loan Agreement is hereby replaced in its entirety with, “[reserved]”.

(b)           Section 7.1(a) of the Existing Loan Agreement is hereby replaced in its entirety with the following:

(a)            Consummate any merger, consolidation or other reorganization with or into any other Person or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution) or permit any other Person to consolidate with or merge with it; provided that (i) Restricted Subsidiaries of Borrower may merge into Borrower (so long as Borrower is the surviving entity  of such merger), (ii) Loan Parties (other than Borrower) may merge into each other, and (iii) Foreign Subsidiaries may merge into each other. Notwithstanding the foregoing, in no event shall the Obligations be transferable or assumed by any successor entity in connection with any such merger, consolidation, or reorganization without the prior written consent of all Lenders, and any such transaction shall not relieve the original Borrower or any other Loan Party of its obligations under the Loan Documents unless expressly agreed in writing by all Lenders.

Section 3.               Effectiveness. This Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of (and in form and substance reasonably satisfactory to) or waived by Agent and the Required Lenders (such date, the “Fifth Amendment Effective Date”):

(a)            Amendment. This Amendment shall have been duly executed and delivered by the Loan Parties, Agent and the Lenders party hereto constituting Required Lenders, and Agent shall have received a fully executed copy hereof; and

(b)            Fees and Expenses. Agent shall have received all fees payable to Agent on or prior to the Fifth Amendment Effective Date and all other reasonable and documented out-of-pocket fees and expenses incurred by Agent on or prior to the Fifth Amendment Effective Date.

Section 4.               Effect of Amendment; Reaffirmation and Ratification of Obligations; Etc. Except as expressly set forth herein or in the Loan Agreement, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or Agent under the Loan Agreement or under any Loan Document and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Agreement or any other provision of the Loan Agreement or any Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Each Loan Party acknowledges and agrees that (A) the Loan Agreement (as amended hereby) and each other Loan Document to which it is a party is hereby confirmed and ratified and shall remain in full force and effect according to its respective terms and (B) the Loan Agreement, and the other Loan Documents do, and all of the Collateral does, and in each case shall continue to, secure the payment of all Obligations on the terms and conditions set forth in the Loan Agreement and the other Loan Documents, and hereby ratifies the security interests granted by it pursuant to the Loan Agreement and the other Loan Documents. On and as of the Fifth Amendment Effective Date, each reference in the Loan Agreement to “this Agreement”, “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference, and each reference in any Loan Document to “the Loan Agreement”, “thereof”, “thereunder”, “therein” or “thereby” or any other similar reference to the Loan Agreement shall refer to the Loan Agreement as amended hereby.

Section 5.               Representations and Warranties. As of the Fifth Amendment Effective Date, each Loan Party hereby represents and warrants to Agent and the Lenders that:

(a)            such Loan Party has full power, authority and legal right to enter into this Amendment and to perform all its Obligations hereunder and under the Loan Agreement, and the execution, delivery and performance of this Amendment (i) are within such Loan Party’s corporate or limited liability company power, as applicable, have been duly authorized, are not in contravention of applicable law or the terms of such Loan Party’s by-laws, operating agreement, certificate of incorporation, certificate of formation, as applicable, or other applicable documents relating to such Loan Party’s organization or formation or to the conduct of such Loan Party’s business or of any agreement or undertaking to which such Loan Party is a party or by which such Loan Party is bound, and (ii) will neither conflict with nor result in any breach in any of the provisions of or constitute a default under or result in the creation of any Lien except Permitted Encumbrances upon any asset of such Loan Party under the provisions of any agreement, charter document, by-law, or other instrument to which such Loan Party or its property is a party or by which it may be bound;

(b)            this Amendment and the Loan Agreement constitute the legal, valid and binding obligation of such Loan Party, enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability;

(c)            after giving effect to this Amendment, the representations and warranties of such Loan Party in the Loan Agreement and in each other Loan Document to which it is a party are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such date as if made on and as of such date except to the extent such representations or warranties are limited by their terms to a specific date (in which case such representation or warranty shall be true and correct on and as of such earlier date in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification)); and

(d)            after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing on the date hereof or would result from the transactions contemplated by this Amendment.

Section 6.               Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

Section 7.               Counterparts; Telecopied Signatures. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment, and any separate letter agreements with respect to fees payable to Agent, constitute the entire contract among the parties hereto relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Amendment, by fax transmission or e-mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment or such certificate.

Section 8.               Miscellaneous. This Amendment constitutes a Loan Document.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

VEECO INSTRUMENTS INC.,
as Borrower

By:	/s/ John P. Kiernan
	Name:	John P. Kiernan
	Title:	Senior Vice President & Chief Financial Officer

VEECO PROCESS EQUIPMENT INC., as
a Guarantor

By:	/s/ John P. Kiernan
	Name:	John P. Kiernan
	Title:	Vice President & Treasurer

VEECO APAC, LLC, as a Guarantor

By:	Veeco Instruments Inc., its sole member

By:	/s/ John P. Kiernan
	Name:	John P. Kiernan
	Title:	Senior Vice President & Chief Financial Officer

[Signature Page to Fifth Amendment to Loan and Security Agreement]

HSBC BANK USA, NATIONAL ASSOCIATION, as Agent

By:	/s/ Bertha Gallardo
	Name:	Bertha Gallardo
	Title:	Vice President

[Signature Page to Fifth Amendment to Loan and Security Agreement]

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ William Conlan
	Name:	William Conlan
	Title:	Director

[Signature Page to Fifth Amendment to Loan and Security Agreement]

CITIZENS BANK, N.A., as a Lender

By:	/s/ Dan Zuk
	Name:	Dan Zuk
	Title:	Vice President

[Signature Page to Fifth Amendment to Loan and Security Agreement]

SANTANDER BANK, N.A., as a Lender

By:	/s/ Joseph Min
	Name:	Joseph Min
	Title:	Senior Vice President

[Signature Page to Fifth Amendment to Loan and Security Agreement]